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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina              29625
    (Address of principal executive offices)               (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

On September 14, 2006, Hampshire Group, Limited (the "Company") entered into an employment agreement (the "Employment Agreement") with Jeffrey Meier in connection with Mr. Meier's appointment as the Company's Senior Vice President Global Sourcing. Previously, Mr. Meier served as the Executive Vice President Global Sourcing of Hampshire Designers, Inc., a wholly-owned subsidiary of the Company.

Pursuant to the Employment Agreement, Mr. Meier will assume responsibility for the global sourcing at all of the Company's businesses. The Employment Agreement provides for an annual base salary of $306,000 and the payment of bonuses based on the performance of the Company. Mr. Meier also received a signing bonus in the amount of $187,500. The Employment Agreement may be terminated by the Company at any time and by Mr. Meier at any time upon three months' prior written notice. If Mr. Meier is terminated by the Company without cause, Mr. Meier will be entitled to severance in the amount of $150,000 and if Mr. Meier is terminated during any fiscal quarter other than the first fiscal quarter of a given year, Mr. Meier will also be entitled to the pro-rata share of his annual bonus that Mr. Meier would otherwise have been entitled to receive. Furthermore, Mr. Meier has agreed that during the term of his employment and for six months thereafter, Mr. Meier will not encourage, solicit or induce any employee, client or customer of the Company to terminate, interfere or alter such persons relationship with the Company.

The Employment Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     None.

(b) Pro Forma Financial Information.

     None.

(c) Shell Company Transactions.

     None.

(d) Exhibits.

     Exhibit 10.1 -- Employment Agreement, dated as of September 14, 2006, by and between Hampshire Group, Limited and Jeffrey Meier.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  HAMPSHIRE GROUP, LIMITED


                                  By: /s/ Heath L. Golden
                                      -----------------------------------------
                                      Name:   Heath L. Golden
                                      Title:  Vice President and General Counsel


Dated: September 19, 2006


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